UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 1, 2026

Charles & Colvard, Ltd.

(Exact name of registrant as specified in its charter)

North Carolina	000-23329	56-1928817
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

170 Southport Drive
Morrisville, North Carolina	27560
(Address of principal executive offices)	(Zip Code)

(919) 468-0399

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.02	Termination of a Material Definitive Agreement.

The information set forth under Item 2.01 of this Current Report on Form 8-K regarding the JDP Purchase Agreement (as defined below) is incorporated herein by reference.

Item 2.01	Completion of Acquisition or Disposition of Assets.

As previously disclosed, on April 15, 2026, Charles & Colvard, Ltd., a North Carolina corporation (the “Company”) finalized negotiations of an Asset Purchase Agreement (the “JDP Purchase Agreement”) with Van Lang Jewelry LLC or its affiliate Jewelry Design Partners LLC (“JDP”), pursuant to which, subject to the terms and conditions set forth therein, including approval of the United States Bankruptcy Court for the Eastern District of North Carolina (the “Bankruptcy Court”), JDP agreed to acquire the assets of the Company (except for the Excluded Assets, as listed on Schedule 1 thereto) and assume certain liabilities (the “JDP Transaction”), for consideration of $1,500,000 (subject to a credit bid and offset against all of the indebtedness owed to JDP under the Section 364 Financing Loan Agreement dated March 24, 2026, by and between the Company and JDP (the “DIP Facility”)). A former member of the Company’s Board of Directors (the “Board”), Duc Pham, who resigned from the Board on March 25, 2026, is a Manager of JDP.

Also as previously disclosed, on April 29, 2026, the Bankruptcy Court entered an Order (i) approving JDP as the “stalking horse” bidder with respect to the assets to be acquired under the JDP Purchase Agreement on the terms set forth in the Order, (ii) approving the “stalking horse” bidder to credit bid all or any portion of the outstanding DIP Obligations (as defined in the JDP Purchase Agreement) under the DIP Facility, as a part of the purchase price under the JDP Purchase Agreement, (iii) approving the credit bid provisions contemplated by the JDP Purchase Agreement, (iv) approving the stalking horse break-up fee and expense reimbursement as set forth in the JDP Purchase Agreement, and (v) approving the proposed bidding procedures. The Bankruptcy Court scheduled the final sale hearing for June 22, 2026, at 11:00 a.m. ET. The JDP Transaction was to be conducted pursuant to Bankruptcy Court-approved bidding procedures and was subject to (a) the receipt of a bid that meets the specifications set forth in the JDP Purchase Agreement and that constitutes, in the Company’s reasonable judgment, a higher or otherwise better offer from competing bidders, (b) approval of the sale by the Bankruptcy Court, and (c) the satisfaction of certain conditions to closing. On April 30, 2026, after approval of the Bankruptcy Court, the Company countersigned the JDP Purchase Agreement.

Also as previously disclosed, on June 22, 2026, the Company held an auction pursuant to the bidding procedures approved by the Bankruptcy Court (the “Auction”). At the conclusion of the Auction, the Company determined the bid submitted by AJS Creations, Inc. (“AJS”) was the highest or otherwise best bid and designated AJS as the successful bidder for the Company’s assets (except for the Excluded Assets, as listed on Schedule 1 to the AJS Purchase Agreement (as defined below)). The Company also determined that the bid submitted by Light & Star USA Inc. (“Light & Star”) was the second highest or otherwise second-best bid and designated Light & Star as the back-up bidder. Also, on June 22, 2026, the Company and AJS entered into an Overbid Purchase Agreement (the “AJS Purchase Agreement”), pursuant to which, subject to the terms and conditions set forth therein, AJS agreed to acquire specified assets related to the Company’s business and assume certain liabilities (the “AJS Transaction”), subject to the Bankruptcy Court’s approval, for cash consideration of $2,700,000.

The Company received Bankruptcy Court approval of the AJS Transaction and the AJS Purchase Agreement, in accordance with section 363 of chapter 11 of title 11 of the United States Code (the “Bankruptcy Code”), on July 1, 2026. Following the receipt of such approval, (i) the Company completed the AJS Transaction, (ii) the JDP Purchase Agreement was terminated pursuant to the terms thereof, and (iii) the Company paid JDP a break-up fee of $45,000 in connection with the termination of the JDP Purchase Agreement.

The foregoing description of each of the JDP Purchase Agreement and the AJS Purchase Agreement is included to provide you with information regarding its terms. It does not purport to be a complete description and is qualified in its entirety by reference to the full text of each of the JDP Purchase Agreement and the AJS Purchase Agreement, copies of which are attached to this Current Report on Form 8-K as Exhibit 10.1 and Exhibit 10.2, respectively, and are hereby incorporated herein by reference.

Cautionary Note Regarding the Chapter 11 Case

The Company cautions that trading in the Company’s common stock during the pendency of the voluntary petition for relief (the “Chapter 11 Case”) under Chapter 11 of Title 11 of the United States Code (“Chapter 11”) is highly speculative and poses substantial risks. Trading prices for the Company’s common stock may bear little or no relationship to the actual recovery, if any, by the holders of the Company’s common stock in the Chapter 11 Case. The Company expects that holders of the Company’s common stock may experience a significant or complete loss on their investment, depending on the outcome of the Chapter 11 Case. Accordingly, the Company urges extreme caution with respect to existing and future investments in its common stock.

Cautionary Statements Regarding Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements typically can be identified by use of terms such as “may,” “will,” “should,” “could,” “expect,” “intend,” “plan,” “anticipate,” “believe,” “estimate,” “predict,” “continue,” and similar words, although some forward-looking statements are expressed differently. All forward-looking statements are subject to the risks and uncertainties inherent in predicting the future. You should be aware that although the forward-looking statements included herein represent management’s current judgment and expectations, the Company’s actual results may differ materially from those projected, stated, or implied in these forward-looking statements as a result of many factors including, but not limited to, risks attendant to the bankruptcy process, including the Company’s ability to obtain court approval from the Bankruptcy Court with respect to motions or other requests made to the Bankruptcy Court throughout the course of Chapter 11; the effects of Chapter 11, including increased legal and other professional costs necessary to execute the Company’s restructuring process, on the Company’s liquidity (including the availability of operating capital during the pendency of Chapter 11); the effects of Chapter 11 on the interests of various constituents and financial stakeholders; the length of time that the Company will operate under Chapter 11 protection and the continued availability of operating capital during the pendency of Chapter 11; objections to the Company’s restructuring process or other pleadings filed that could protract Chapter 11; risks associated with the Company’s proposed restructuring plan; risks associated with third-party motions in Chapter 11; Bankruptcy Court rulings in the Chapter 11 process and the outcome of Chapter 11 in general; employee attrition and the Company’s ability to retain senior management and other key personnel due to the distractions and uncertainties; in addition to the other risks and uncertainties described in more detail in the Company’s filings with the U.S. Securities and Exchange Commission (the “SEC”). Furthermore, such forward-looking statements speak only as of the date of this Current Report on Form 8-K. Except as required by applicable law, the Company does not intend to update any of the forward-looking statements to conform these statements to actual results, later events or circumstances or to reflect the occurrence of unanticipated events.

Item 9.01	Financial Statements and Exhibits.

(b) Pro Forma Financial Information

The Company is currently unable to prepare pro forma financial information reflecting the transactions described under Item 2.01 of this Current Report on Form 8-K without unreasonable effort or expense and thus such information is not reasonably available to the Company within the meaning of Rule 12b-21 under the Securities Exchange Act of 1934, as amended. As a debtor-in-possession under the Bankruptcy Code, the Company files monthly operating reports with the Bankruptcy Court, which reports include financial statements that are limited in scope and prepared solely for the purpose of complying with requirements of the Bankruptcy Court. The Company cautions investors and potential investors not to place undue reliance upon the information contained in the monthly operating reports, which are not prepared for the purpose of providing the basis for an investment decision relating to any of the securities of the Company.

(d) Exhibits

Exhibit Number	Description

10.1	Asset Purchase Agreement, dated as of April 15, 2026, by and between Charles & Colvard, Ltd. and Van Lang Jewelry LLC or Jewelry Design Partners LLC (incorporated by reference from Exhibit 10.1 to the Company Form 8-K filed with the SEC on April 20, 2026).

10.2	Overbid Purchase Agreement by and between Charles & Colvard, Ltd. and AJS Creations, Inc., dated June 22, 2026 (incorporated by reference from Exhibit 10.1 to the Company Form 8-K filed with the SEC on June 26, 2026).

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Charles & Colvard, Ltd.

July 8, 2026	By	/s/ Clint J. Pete
Clint J. Pete
Chief Financial Officer